EXECUTION VERSION
AMENDMENT NO. 3
Dated as of November 28, 2018
to the
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
Dated as of November 19, 2015
Among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,
THE BANKS PARTY HERETO,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent
and
MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
THE BANK OF NOVA SCOTIA
and
ROYAL BANK OF CANADA,
as Co-Documentation Agents

AMENDMENT NO. 3
AMENDMENT NO. 3 dated as of November 28, 2018 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015, as amended by Amendment No. 1 dated as of November 18, 2016 and as further amended by Amendment No. 2 dated as of November 20, 2017, among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment (each, an “Existing Bank”), enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination of their Commitments to November 28, 2021 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;
WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”);
WHEREAS, on the Third Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment; and
WHEREAS, certain other financial institutions referred to herein as “Non-Extending Banks” (each, a “Non-Extending Bank”) have informed the Borrower of their desire to terminate their existing Commitment;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Amended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Amended Credit Agreement, as applicable. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit Agreement shall, on and after the Third Amendment Effective Date, refer to the Amended Credit Agreement.
Section 2. Amended Terms and Third Amendment Effective Date Transactions.
(a)Each of the parties hereto agrees that, effective on the Third Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A, and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Amended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.
(b)On the Third Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Amended Credit Agreement in the amounts set forth on Schedule 1 hereto, so that the Commitment of such Extending Bank under the Amended Credit Agreement shall equal such Extended Bank’s Extended Commitments.
(c)Notwithstanding Section 2.10 of the Existing Credit Agreement, on the Third Amendment Effective Date, the Commitment of each Non-Extending Bank shall be terminated and such Non-Extending Bank shall no longer be considered as a Bank under the Amended Credit Agreement.
Section 3. Representations of Borrower. The Borrower represents and warrants, as of the date hereof, that:
(a)the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Amended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Amended Credit Agreement. The Borrower has duly executed and delivered this Amendment, and this Amendment and the Amended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);
(b)no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority,

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body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission on or after the Third Amendment Effective Date; and
(c)    the execution, delivery and performance by the Borrower of this Amendment and the Amended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Amended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.
Section 4. GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY 3

AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR
HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE AMENDED CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
Section 7. Effectiveness. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Third Amendment Effective Date unless otherwise indicated:
(a)receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank, (ii) each Non-Extending Bank and (iii) the Required Banks under the Existing Credit Agreement;
(b)receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations;
(c)receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Amended Credit Agreement have been satisfied as of the Third Amendment Effective Date and, in the case of clauses (c), (d) and (g), setting forth in reasonable detail the calculations required to establish such compliance;
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(d)receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;
(e)receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees, including such fees that are owed to each Non-Extending Bank, required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Third Amendment Effective Date;
(f)receipt by the Administrative Agent and the Banks of a Beneficial Ownership Certification on the Third Amendment Effective Date and all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation; and
(g)receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Third Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By:	/s/ J. ANDREW DON
Name: J. Andrew Don
Title: Senior Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 ‒ 2021 Facility

MIZUHO BANK, LTD., as Administrative Agent, Initial Issuing Bank and Extending Bank
By:	/s/ Donna Demagistris
Name: Donna Demagistris
Title: Authorized Signatory

Signature Page to Amendment No. 3 ‒ 2021 Facility

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Extending Bank
By:	/s/ Juan J. Javellana
Name: /s/ Juan J. Javellana
Title: Executive Director

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

ROYAL BANK OF CANADA
By:	/s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the lull amount set forth on Schedule I hereto, which amount will be converted in full to an Extended Commitment

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

The Bank of Nova Scotia
By:	/s/ David Dewar
Name: David Dewar
Title: Director

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), a member of MUFG, a global financial group
By:	/s/ Cherese Joseph
Name: Cherese Joseph
Title: Vice President

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A, AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

PNC Bank, National Association
By:	/s/ Kelly Miller
Name: Kelly Miller
Title: Sr. Vice President

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the MI amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Michael E Temnick
Name: Michael E Temnick
Title: Vice President

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

SUNTRUST BANK
By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

REGIONS BANK
By:	/s/ Tedrick Tarver
Name: Tedrick Tarver
Title: Vice President

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT. AGREEMENT, DATED AS. OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY. AMENDMENT NO. 2 TO THE. EXISTING CREDIT AGREEMENT, DATED. AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., 45 ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, NA. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule I hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

KeyBank, National Association
By:	/s/ Benjamin C. Cooper
Name: Benjamin C. Cooper
Title: Vice President

Signature Page to Amendment No. 3 ‒ 2021 Facility

SIGNATURE PAGE TO AMENDMENT NO. 3 (THE “AMENDMENT”) TO THE AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT DATED AS OF NOVEMBER 19, 2015, AS AMENDED BY AMENDMENT NO. 1 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 18, 2016, AND AS FURTHER AMENDED BY AMENDMENT NO. 2 TO THE EXISTING CREDIT AGREEMENT, DATED AS OF NOVEMBER 20, 2017, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, MIZUHO BANK, LTD., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO (THE “EXISTING CREDIT AGREEMENT”).

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount set forth on Schedule 1 hereto, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Amended Credit Agreement in an aggregate principal amount of $______________.

☐	The undersigned is a “Non-Extending Bank” and consents to this Amendment and the termination of its existing Commitment.

APPLE BANK FOR SAVINGS

By:	/s/ Jonathan C. Byron
Name: Jonathan C. Byron
Title: Senior Vice President

Signature Page to Amendment No. 3 ‒ 2021 Facility

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
Mizuho Bank Ltd.	$175,000,000.00
Royal Bank of Canada	$175,000,000.00
The Bank of Nova Scotia	$175,000,000.00
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$175,000,000.00
JPMorgan Chase Bank, N.A.	$175,000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
Apple Bank for Savings	$20,000,000.00
Total	$1,440,000,000.00

Signature Page to Amendment No. 3 - 2021 Facility

EXHIBIT A

NOT A LEGAL DOCUMENT
COMPOSITE COPY REFLECTING AMENDMENT NO. ~~2~~3
DATED AS OF NOVEMBER ~~20~~28,
~~2017~~2018
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
dated as of
November 19, 2015
among
NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS LISTED HEREIN,
MIZUHO BANK, LTD.,
as Administrative Agent and Initial Issuing Bank,
JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

and
MUFG BANK, LTD.
(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
THE BANK OF NOVA SCOTIA,
and
ROYAL BANK OF CANADA
as Co-Documentation Agents
MIZUHO BANK, LTD.,
JPMORGAN CHASE BANK, N.A.,

MUFG BANK, LTD.
(F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.),
THE BANK OF NOVA SCOTIA
and
RBC CAPITAL MARKETS
as Co-Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS
___________________
PAGE
ARTICLE 1
Definitions
Section 1.01.    Definitions....................................................................................................1
Section 1.02.    Accounting Terms and Determinations..................................................~~23~~24
Section 1.03.    Types of Borrowings...................................................................................24
Section 1.04.    Letter of Credit...........................................................................................24

ARTICLE 2
The Credits

Section 2.01.    Commitments to Lend and Issue Letters of Credit................................~~24~~25
Section 2.02.    Notice of Committed Borrowings...............................................................27
Section 2.03.    Money Market Borrowings....................................................................~~27~~28
Section 2.04.    Notice to Banks; Funding of Loans...........................................................31
Section 2.05.    Notes......................................................................................................~~32~~33
Section 2.06.    Maturity of Loans.......................................................................................33
Section 2.07.    Interest Rates.........................................................................................~~33~~34
Section 2.08.    Method of Electing Interest Rates.........................................................~~36~~37
Section 2.09.    Fees............................................................................................................38
Section 2.10.    Optional Termination or Reduction of Commitments................................39
Section 2.11.    Mandatory Termination of Commitments..............................................~~3940~~
Section 2.12.    Optional Prepayments...........................................................................~~3940~~

Section 2.17.    Increase of Commitments.......................................................................~~45~~46
Section 2.18.    Replacement of Banks................................................................................47
Section 2.19.    Defaulting Banks........................................................................................49
Section 2.20.    Issuance of Letters of Credit; Drawings and
Reimbursements; Auto-Extension Letters of Credit;

ARTICLE 3
Conditions

i

ARTICLE 4
Representations and Warranties

Section 4.01. Corporate Existence, Power and Authority...............................................65
Section 4.02. Financial Statements..............................................................................~~65~~66
Section 4.03. Litigation................................................................................................~~66~~67
Section 4.04. Governmental Authorizations…………………………………................67
Section 4.05. Members’ Subordinated Certificates…………………………..................67
Section 4.06. No Violation of Agreements.......................................................................67
Section 4.07. No Event of Default under the Indentures.............................................~~67~~68
Section 4.08. Compliance with ERISA............................................................................68
Section 4.09. Compliance with Other Laws................................................................................68
Section 4.10. Tax Status    .........................................................................................................…68
Section 4.11. Investment Company Act    ............................................................................~~68~~69
Section 4.12. Disclosure    ........................................................................................~~68~~69
Section 4.13. Subsidiaries...............................................................................................69
Section 4.14. Environmental Matters..............................................................................................69
Section 4.15. Anti-Corruption Laws and Sanctions........................................................69

ARTICLE 5
Covenants

Section 5.09. Indebtedness…………………………………………………..............~~73~~74
Section 5.10. Liens......................................................................................................74
Section 5.11. Maintenance of Insurance.....................................................................75
Section 5.12. Subsidiaries and Joint Ventures………………………………........~~75~~76
Section 5.13. Minimum TIER..................................................................................~~76~~77
Section 5.14. Retirement of Patronage Capital......................................................~~76~~77
Section 5.15. Use of Proceeds....................................................................................77
Section 5.16. Compliance with Laws.........................................................................77

ARTICLE 6
Defaults

~~ii~~

ARTICLE 7
The Administrative Agent

Section 7.01.    Appointment and Authorization.............................................................~~80~~81

Section 7.09.    Co-Documentation Agents, Syndication Agent and Co-
Lead Arrangers Not Liable ..................................................................~~83~~84
Section 7.10.    Calculations..............................................................................................84

ARTICLE 8
Change in Circumstances

Section 8.01.    Basis for Determining Interest Rate Inadequate or Unfair.......................84
Section 8.02.    Illegality.................................................................................................~~84~~85
Section 8.03.    Increased Cost and Reduced Return..........................................................85
Section 8.04.    Base Rate Loans Substituted for Affected Euro-Dollar
Loans .........................................................................................87

ARTICLE 9
Miscellaneous

Section 9.06. Successors and Assign..........................................................................................~~91~~92

~~iii~~

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of November 19, 2015, is made by and among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, as Borrower, the BANKS listed on the signature pages hereof, MIZUHO BANK, LTD., as Administrative Agent and as Initial Issuing Bank for the Letters of Credit issued or to be issued pursuant to this Agreement, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as Co-Documentation Agents.
WHEREAS, the Borrower, the several Banks, the Administrative Agent, the Syndication Agent and Co-Documentation Agents (as each is defined hereinafter) entered into a Revolving Credit Agreement dated as of October 21, 2011, as amended by Amendment No. 1 dated as of March 28, 2013, Amendment No. 2 dated as of October 28, 2013, Amendment No. 3 dated as of October 28, 2014 and Amendment No. 4 dated as of October 9, 2015 (collectively, the “Existing Credit Agreement”); and
WHEREAS, the Borrower has requested that the Banks, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents agree, on the terms and conditions set forth herein, to amend and restate the Existing Credit Agreement. The Banks, Administrative Agent, Syndication Agent and Co-Documentation Agents have indicated their willingness to amend and restate the Existing Credit Agreement on the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Credit Agreement in its entirety and the parties hereto hereby agree as follows:

ARTICLE 1
Definitions
Section 1.01. Definitions. The following terms, as used herein, have the following meanings:
“1994 Indenture” means the Indenture dated as of February 15, 1994 and as amended as of September 16, 1994 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2007 Indenture” means the Indenture dated as of October 25, 2007 between the Borrower and U.S. Bank National Association, as trustee, as amended and supplemented from time to time, providing for the issuance in series of certain collateral trust bonds of the Borrower.
“2016 Amendment” means Amendment No. 1 to this Agreement dated as of November 18, 2016 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2017 Amendment” means Amendment No. 2 to this Agreement dated as of November 20, 2017 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2017 Fee Letters” means those certain Fee Letters dated October 13, 2017 among the Borrower, the Administrative Agent and the Syndication Agent.
“2018 Amendment” means Amendment No. 3 to this Agreement dated as of November 28, 2018 among the Borrower, the Administrative Agent, the Syndication Agent and the Banks thereto.
“2018 Fee Letters” means those certain Fee Letters dated October 16, 2018 among the Borrower, the Administrative Agent and the Syndication Agent.
“Absolute Rate Auction” means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.
“Additional Commitment Bank” has the meaning set forth in Section 2.22(d).
“Adjusted London Interbank Offered Rate” has the meaning set forth in Section 2.07(b).
“Administrative Agent” means Mizuho Bank, Ltd., in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.
“Administrative Questionnaire” means, with respect to each Bank, the administrative questionnaire in the form submitted to such Bank by the Administrative Agent and submitted to the Administrative Agent (with a copy to the Borrower) duly completed by such Bank.
“Aggregate Commitment” means the aggregate amount that is equal to the sum of the amounts of each of the Commitments.
“Agreement” means this Amended and Restated Revolving Credit Agreement, as the same may be amended from time to time.
“Amendment Effective Date” means the date this Agreement becomes effective in accordance with Section 3.01.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery ~~or~~, corruption or money laundering.
“Anniversary Date” has the meaning set forth in Section 2.22(a).
“Applicable Law” means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, judgments, writs determinations or awards having the force or effect of binding such Person at law and issued by any Governmental Authority, applicable to such Person, including all Environmental Laws.
“Applicable Lending Office” means, with respect to any Bank, (i) in the case of its Base Rate Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.
“ASC 815” means Accounting Standards Codification No. 815 Derivatives and Hedging, as amended from time to time (or any successor provision thereto).
“ASC 830” means Accounting Standards Codification No. 830 Foreign Currency Matters, as amended from time to time (or any successor provision thereto).
“Assignee” has the meaning set forth in Section 9.06(c).
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.20(a)(iii).
“Back-Up Letter of Credit” has the meaning set forth in Section 2.01(b).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank” means at any time, any Bank that has a Commitment specified on the Commitment Schedule hereto or any Assignee thereof and any subsequent Assignee of such Assignee which becomes a Bank pursuant to Section 9.06(c).
“Bank Extension Notice Date” has the meaning set forth in Section 2.22(b).

“Bank Parties” mean the Banks and the Issuing Banks.
“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Prime Rate for such day, (ii) the Federal Funds Rate for such day plus 0.50% and (iii) the Adjusted London Interbank Offered Rate taking into account any London Interbank Offered Rate floor under the definition of “London Interbank Offered Rate”, or a comparable or successor rate, which rate is selected by the Administrative Agent and Borrower as described in the definition of “London Interbank Offered Rate” in Section 2.07(b), for a one month Interest Period on such day (or if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day) plus 1.00%.
“Base Rate Loan” means a Committed Loan that bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the last sentence of Section 2.08(a) or Article 8.
“Base Rate Margin” means a rate per annum determined in accordance with the Pricing Schedule.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Bonds” means any bonds issued pursuant to any of the Indentures, as the context may require.
“Borrower” means the National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, and its successors.

“Borrowing” has the meaning set forth in Section 1.03.
“Cash Collateral Account” means a deposit account or a non-interest bearing securities account (as contemplated by Section 2.20(e)) opened, or to be opened, by the Administrative Agent and in which a Lien has been granted to the Administrative Agent for the benefit of each Bank and each Issuing Bank pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each Issuing Bank (which documents are hereby consented to by the Banks) to the extent that any Letter of Credit is required to be Cash Collateralized in accordance with this Agreement.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of each Issuing Bank and each Bank, as collateral for the L/C Obligations, cash or deposit account balances, and “Cash Collateral” shall refer to such cash or deposit account balances.
“Central Banking Authority” means any central bank, reserve bank or monetary authority that is principally engaged in the regulation of the currency, money supply or commercial banking system of any given sovereign state or states.
“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the Effective Date, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Bank Party (or, for purposes of Section 8.03(b), by its Applicable Lending Office or by such Bank Party’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided however, that notwithstanding anything therein to the contrary, (i) any requirements imposed under the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or enacted, adopted or issued in connection therewith and (ii) any requests, rules, guidelines or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date adopted, issued, promulgated or implemented, but only if any such requirements are generally applicable to (and for which reimbursement is generally being sought by the Banks in respect of) credit transactions similar to this transaction from borrowers similarly situated to the Borrower.
“Code” means the Internal Revenue Code of 1986, as amended.
“Co-Documentation Agents” means MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of

Canada, each in their respective capacity as documentation agent hereunder, and their respective successors in such capacity.
“Co-Lead Arrangers” means Mizuho Bank, Ltd., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia, and RBC Capital Markets, 1 each in their capacity as co-lead arranger and joint bookrunner.
“Commitment” means (i) with respect to any Bank, the amount, if any, set forth opposite the name of such Bank on the Commitment Schedule and (ii) with respect to any Bank that is an Assignee pursuant to Section 9.06(c), the amount of the transferor Bank’s commitment specified on the Commitment Schedule that is assigned to such Bank, and further, any subsequent assignment made by an Assignee to another Assignee of such amounts pursuant to Section 9.06(c), in each case as such amount may from time to time be increased or decreased from time to time in accordance with the terms and conditions of this Agreement.
“Commitment Schedule” means the commitment schedule attached hereto under the heading, Commitment Schedule.
“Commitment Termination Date” means November ~~20~~28, ~~2020~~2021 or, if such day is not a Euro-Dollar Business Day, the immediately preceding Euro-Dollar Business Day.
“Committed Borrowing” means a Borrowing under Section 2.01(a).
“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.
“Confidential Information” has the meaning set forth in Section 9.12.
“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.
“Credit Documentation” has the meaning set forth in Section 9.15.
“Credit Exposure” means with respect to any Bank at any time, such Bank’s Pro Rata Share of each of (i) the aggregate principal amount of the Loans
1RBC Capital Markets is a brand name for the capital markets businesses of Royal Bank of Canada and its affiliates.

(a)    income Taxes imposed on (or measured by) net income and franchise Taxes by the United States of America, or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Bank Party, in which its applicable lending office is located or are Other Connection Taxes, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction in which the Borrower is located or are Other Connection Taxes, (c) in the case of a Non U.S. Bank Party (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any U.S. Federal withholding Taxes resulting from any law in effect on the date such Non U.S. Bank Party becomes a party to this Agreement (or designates a new lending office) or is attributable to such Non U.S. Bank Party’s failure to comply with Section 2.16(f), except to the extent that such Non U.S. Bank Party (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.16(a) and (d) any U.S. Federal withholding Taxes imposed under FATCA.
“Existing Commitment Termination Date” has the meaning set forth in Section 2.22(d).
“Existing Credit Agreement” has the meaning set forth in first WHEREAS clause above.
“Existing Letters of Credit” means the letters of credit issued and outstanding under the Existing Credit Agreement as of the Amendment Effective Date and set forth in the Existing Letters of Credit Schedule hereto.
“Extended Commitment” means an Extended Commitment as defined in the ~~2017~~2018 Amendment.
“Extension Date” has the meaning set forth in Section 2.22(d).
“Facility Fee Rate” means a rate per annum determined in accordance with the Pricing Schedule.
“Farmer Mac” means the Federal Agricultural Mortgage Corporation, a corporation organized and existing under the laws of the United States of America and a federally-chartered instrumentality of the United States of America and an institution of the Farm Credit System.
“Farmer Mac Master Note Purchase Agreement” means that certain Master Note Purchase Agreement, dated as of July 31, 2015, among Farmer Mac Mortgage Securities Corporation, a wholly owned subsidiary of Farmer Mac, Farmer Mac and the Borrower.
“Farmer Mac Master Note Purchase Agreement Liens” means Liens on any assets of the Borrower required to be pledged as collateral to support

Indebtedness of the Borrower having substantially similar terms as to subordination as those contained in the instruments and documents relating to the foregoing Indebtedness or that would be junior to any of the foregoing; provided that such Indebtedness (a) will not mature prior to the Maturity Date and (b) does not require payments of principal prior to the Commitment Termination Date, except pursuant to acceleration or at the option of the Borrower.
“Recipient” means, as applicable, (a) the Administrative Agent, (b) any Bank and (c) the Issuing Bank.
“REDLG Program Liens” means Liens on any asset of the Borrower required to be pledged as collateral to support obligations of the Borrower with respect to any government Guarantee provided pursuant to regulations issued under the Rural Electrification Act of 1936, 7 U.S.C. 901 et. seq., and the Food, Conservation and Energy Act of 2008, Pub. L. 110-234 Stat. 923 (“REDLG Obligations”) so long as such Guarantee supports long-term Indebtedness issued by the Borrower and permitted by Section 5.09.
“REDLG Obligations” has the meaning set forth in the definition of REDLG Program Liens.
“Regulation U” means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Regulation X” means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.
“Reportable Event” means an event described in Section 4043(c) of ERISA or regulations promulgated by the Department of Labor thereunder (with respect to which the 30 day notice requirement has not been waived by the PBGC).
“Required Banks” means, subject to Section 2.19, at any time Banks having at least 51% of the sum of (i) the aggregate amount of the unused Commitments, (ii) the aggregate principal outstanding amount of the Loans and (iii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).
“Responsible Officer” means (i) with respect to the Borrower, the Chief Financial Officer, the Chief Executive Officer, ~~the Chief Operating Officer,~~ an Assistant Secretary-Treasurer, the Controller, the Vice President, Capital Markets Relations or, in each case, an authorized signatory of such Person and (ii) with respect to any other Person, the president, any vice-president, the chief financial officer, any assistant-treasurer or, in each case, an authorized signatory of such Person.

“Third Amendment Effective Date” means the Third Amendment Effective Date as defined in the 2018 Amendment.
“TIER” means, for any period, the ratio of (x) Net Income plus Interest Expense plus Derivative Cash Settlements to (y) Interest Expense plus Derivative Cash Settlements, in each case for such period.
“Trade Letter of Credit” means any Existing Letter of Credit issued under the Existing Credit Agreement or any Letter of Credit issued under this Agreement, in each case, for the benefit of a supplier of goods or services to effect payment for such goods or services.
“Type” refers to whether a Loan is a Base Rate Loan, a Euro-Dollar Loan, a Money Market Absolute Rate Loan or a Money Market LIBOR Loan.
“Unreimbursed Amount” has the meaning specified in Section 2.20(b)(i).
“U.S. GAAP” means the generally accepted accounting principles as promulgated, from time to time, by the Financial Accounting Standards Board.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Certificate” has the meaning assigned to such term in Section 2.16(f)(ii)(D)(2).
“Withholding Agent” means the Borrower and the Administrative Agent.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with U.S. GAAP as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants) with the most recent audited financial statements of the Borrower and its Consolidated Entities delivered to the Bank Parties.
Section 1.03. Types of Borrowings. The term “Borrowing” denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a “Euro-Dollar Borrowing” is a generally complied with by comparable financial institutions) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that the Issuing Bank refrain from the issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the ~~Second~~Third Amendment Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the ~~Second~~Third Amendment Effective Date and which such Issuing Bank in good faith reasonably deems material to it; provided, however, that in the event a Bank Party participating in the Letters of Credit is not affected by any such restriction, requirement or imposition, and is able to issue such Letter of Credit and expressly agrees in its sole discretion to issue such Letter of Credit, such Bank Party, subject to the consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed, shall issue such Letter of Credit and shall be deemed the Issuing Bank with regard to such Letter of Credit for all purposes of this Agreement;

(B)the making of such L/C Credit Extension would violate any Applicable Laws;
(C)except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial face amount less than $25,000;
(D)such L/C Credit Extension is to be denominated in a currency other than Dollars;
(E)such L/C Credit Extension contains any provisions for automatic reinstatement of the stated amount after any L/C Borrowing thereunder; or
(F)a default of any Bank’s obligations to fund under Section 2.20 exists, or any Bank is then a Defaulting Bank, unless, after giving effect to Section 2.19(a)(iv)) with respect to such Bank, such Issuing Bank has entered into satisfactory arrangements, including the delivery of Cash Collateral satisfactory to the Issuing Bank (in its sole discretion) with the Borrower or such Bank to eliminate such Issuing Bank’s risk.
(iii)    No Issuing Bank shall be under the obligation to amend any Letter of Credit if (A) such Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms the applicable Issuing Bank of the L/C Obligations (whether or not such maximum amount is then in effect under such Letter of Credit) (the “Fronting Fee”). The Fronting Fee shall be computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January 1, April 1, July 1 and October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.
(e)    Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the ~~Second~~Third Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the ~~2017~~2018 Fee Letters.
Section 2.10. Optional Termination or Reduction of Commitments.
During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate all Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.
Section 2.11. Mandatory Termination of Commitments. The Commitments shall terminate on the Commitment Termination Date.
Section 2.12. Optional Prepayments. (a) Subject in the case of Euro-Dollar Loans to Section 2.14, the Borrower may (i) on any Domestic Business Day, upon notice to the Administrative Agent, prepay any Group of Base Rate Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or (ii) upon at least three Euro-Dollar Business Days’ notice to the Administrative Agent, prepay any Group of Euro-Dollar Loans, in each case in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Group of Loans (or such Money Market Borrowing).

Section 2.21. [Reserved]
Section 2.22. Extension of Commitment Termination Date. (a) The Borrower may, by notice to the Administrative Agent (which shall promptly notify the Banks) not earlier than 45 days prior to any anniversary of the ~~Second~~Third Amendment Effective Date (each, an “Anniversary Date”) but no later than 30 days prior to any such Anniversary Date, request that each Bank extend such Bank’s Commitment Termination Date for an additional one year after the Commitment Termination Date then in effect for such Bank hereunder (the “Existing Commitment Termination Date”); provided, however, the Borrower may request no more than two extensions pursuant to this Section.
(b)In the event it receives a notice from the Administrative Agent pursuant to Section 2.22(a), each Bank, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not earlier than 30 days prior to the applicable Anniversary Date and not later than the date (the “Bank Extension Notice Date”) that is 20 days prior to the applicable Anniversary Date, advise the Administrative Agent whether or not such Bank agrees to such extension (and each Bank that determines not to so extend its Existing Commitment Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Bank Extension Notice Date)), and any Bank that does not so advise the Administrative Agent on or before the Bank Extension Notice Date shall be deemed to be a Non-Extending Bank. The election of any Bank to agree to any such extension shall not obligate any other Bank to so agree.

(c)The Administrative Agent shall notify the Borrower of each Bank’s determination (or deemed determination) under this Section no later than the date that is 15 days prior to the applicable Anniversary Date, or, if such date is not a Business Day, on the next preceding Business Day (the “Specified Date”).

(d)The Borrower shall have the right on or before the fifth Business Day after the Specified Date (the “Extension Date”) to replace each Non-Extending Bank (i) with an existing Bank, and/or (ii) by adding as “Banks” under this Agreement in place thereof, one or more Persons (each Bank in clauses (i) and (ii), an “Additional Commitment Bank”), each of which Additional Commitment Banks shall be an Assignee and shall have entered into an agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Bank shall, effective as of the Extension Date, undertake a Commitment (and, if any such Additional Commitment Bank is already a Bank, its Commitment shall be in addition to such Bank’s Commitment hereunder on such date); provided that the aggregate amount of the Commitments for all Additional Commitment Banks shall be no more than the aggregate amount of the Commitments of all Non-Extending Banks; provided, further, that the existing Banks shall have the right to increase their Commitments up to the amount

(i) automatically terminate on its Existing Commitment Termination Date or (ii) at the option of the Borrower, with respect to the Commitments of all Non-Extending Banks that have advised the Borrower of their unwillingness to agree to an extension in response to a notice delivered pursuant to Section 2.22(a), terminate on any Anniversary Date occurring prior thereto (in each case without regard to any extension by any other Bank); it being understood and agreed that such Non-Extending Bank’s participations in Letters of Credit outstanding on such Existing Commitment Termination Date or such Anniversary Date, as the case may be, shall terminate thereon and any and all fees and expenses owed to each Non-Extending Bank as of that date shall be paid by the Borrower to such Non-Extending Bank.

ARTICLE 3
Conditions
Section 3.01. Effectiveness. (i) The Existing Credit Agreement became effective on the Effective Date and (ii) this Agreement shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Amendment Effective Date unless otherwise indicated:

(a)receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it in facsimile transmission, electronic submission or other writing from such party of execution of a counterpart hereof by such party);

(b)receipt by the Administrative Agent for the account of each Bank that has requested a Note of a duly executed Note dated on or before the Amendment Effective Date complying with the provisions of Section 2.05;

(c)receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F hereto, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Norton Rose Fulbright US LLP, subject to customary assumptions, qualifications and limitations;

(d)receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, ~~the Chief Operating Officer,~~ an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Relations of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 have been satisfied as of the Amendment Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(e)receipt by the Administrative Agent, with a copy for each Bank, of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Agreement are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(f)receipt by the Administrative Agent and the Syndication Agent (or their respective assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses for which invoices have been presented, on or before the Amendment Effective Date;

(g)receipt by the Administrative Agent and the Banks of all documentation and other information requested by the Administrative Agent or such Bank and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56); and

(h)receipt by the Administrative Agent of all documents the Required Banks may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent.
The Administrative Agent shall promptly notify the Borrower and the
Bank Parties of the Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.
Section 3.02. [Reserved]
Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Auto-Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:
(a)The Amendment Effective Date shall have occurred on or prior to November 19, 2015, the First Amendment Effective Date shall have occurred on or prior to November 18, 2016 a~~nd~~, the Second Amendment Effective Date shall have occurred on or prior to November 20, 2017 and the Third Amendment Effective Date shall have occurred on or prior to November 28, 2018;

(b)receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

(c)the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the Effective Date and the Amendment Effective Date;

(d)Prior to the Commitment Termination Date, the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the Aggregate Commitments (as such Commitments may be increased or decreased from time to time in accordance with the terms and conditions of this Agreement);

(e)the fact that no Default shall have occurred and be continuing;

(f)the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, (i) in the case of the representations set forth in Section 4.02(a) and Section 4.02(b) being made after the Amendment Effective Date shall be deemed to refer to the most recent balance sheets and statements furnished pursuant to Section 5.03(b)(ii) and Section 5.03(b)(i), respectively and (ii) in the case of the representation set forth in Section 4.06 being made after the ~~Second~~Third Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and
(g)the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding under such Indenture and (iii) no collateral shall secure Bonds other than (A) eligible collateral under such Indenture, the allowable amount of which is included within the computation under subsection (ii) above or (B) collateral previously so pledged which ceases to be such eligible collateral not as a result of any acts or omissions to act of the Borrower (other than the declaration of an “event of default” as defined in a mortgage which results in the exercise of any right or remedy described in such mortgage).
Each Borrowing or L/C Credit Extension hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or L/C Credit Extension as to the facts specified in clauses (c), (d), (e), (f) and (g) of this Section 3.03.

not cause such an Event of Default under, or the violation of any covenant contained in, any Indenture.
Section 4.08. Compliance with ERISA. The Plans (other than Plans consisting of multiemployer plans (as defined in Section 4001 of ERISA)) are in substantial compliance with ERISA other than any failure to comply that is not reasonably likely to have a material adverse effect on the business, results of operations or financial position of the Borrower, no such Plan is insolvent or in reorganization other than an insolvency or reorganization that is not reasonably likely to have a material adverse effect on the business, results of operations or financial position of the Borrower, and no such Plan has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code other than any accumulated or waived funding deficiency that is not reasonably likely to have a material adverse effect on the business, results of operations or financial position of the Borrower. No Plan consisting of a multiemployer plan (as defined in Section 4001 of ERISA) is in reorganization. Neither the Borrower nor a Subsidiary of the Borrower nor any member of the ERISA Group has incurred any material liability (including any material contingent liability) to or on account of a Plan pursuant to Section 4062, 4063, 4064, 4201 or 4204 of ERISA, no proceedings have been instituted to terminate any Plan, and no condition exists which presents a material risk to the Borrower of incurring a material liability to or on account of a Plan pursuant to any of the foregoing Sections of ERISA.
Section 4.09. Compliance with Other Laws. The Borrower and each Subsidiary is in compliance with all applicable requirements of law and all applicable rules and regulations of each Federal, State, municipal or other governmental department, agency or authority, domestic or foreign, except to the extent that the failure to comply would not reasonably be expected to have a material adverse effect on the business, financial position or results of operations of the Borrower and its Consolidated Entities, taken as a whole.
Section 4.10. Tax Status. The Borrower is exempt from payment of Federal income tax under Section 501(c)(4) of the Internal Revenue Code.
Section 4.11. Investment Company Act. The Borrower is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.
Section 4.12. Disclosure. Neither this Agreement nor any document, certificate, including without limitation any Beneficial Ownership Certification, or financial statement furnished to any Bank by or on behalf of the Borrower in connection herewith (all such documents, certificates and financial statements, taken as a whole) contains, as of the date of delivery thereof and taken as a whole, any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, in the light of the circumstances under which they were made, not misleading; provided

Section 4.16. FinCEN Beneficial Ownership Certification. On the Third Amendment Effective Date, the Borrower delivered to the Administrative Agent and the Banks a Beneficial Ownership Certification and all documentation and other information requested by the Administrative Agent or such Bank and required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56) and the FinCEN beneficial ownership regulations under the Beneficial Ownership Regulation.

ARTICLE 5
Covenants
The Borrower agrees that, so long as any Bank Party has any Commitment hereunder or any amount payable under any Note or any fee payable pursuant to Section 2.09 or any other amount then due and payable hereunder remains unpaid or any Letter of Credit remains outstanding:
Section 5.01. Corporate Existence. Except as otherwise permitted by Section 5.02 hereof, the Borrower, at its own cost and expense, will, and will cause each Subsidiary to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and its material rights and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any right or franchise or, in the case of a Subsidiary, its corporate existence, if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary (provided that the termination of the corporate existence of a Subsidiary shall be permitted if the Board of Directors of the Borrower shall determine that its existence is not desirable in the conduct of the business of the Borrower) and that the loss thereof is not disadvantageous in any material respect to the Banks.
Section 5.02. Disposition of Assets, Merger, Character of Business, etc. The Borrower will not wind up or liquidate its business or sell, lease, transfer or otherwise dispose of all or substantially all of its assets as an entirety or in a series of related transactions and will not consolidate with or merge with or into any other Person other than a merger with a Subsidiary in which the Borrower is the surviving Person. The Borrower will not engage in any business other than the business contemplated by its certificate of incorporation and by-laws, each as in effect on the Amendment Effective Date.
Section 5.03. Financial Information. (a) The Borrower will, and will cause each Subsidiary other than the Subsidiaries listed on Schedule 5.03(a) to, keep its books of account in accordance with U.S. GAAP.

(b)    The Borrower will (subject to the last paragraph of this Section 5.03) furnish to the Administrative Agent for distribution to the Banks:

(i)as soon as available and in any event within 60 days after the close of each of the first three quarters of each fiscal year of the Borrower, as at the end of, and for the period commencing at the end of the previous fiscal year and ending with, such quarter, unaudited consolidated balance sheets of the Borrower and its Consolidated Entities and the related unaudited consolidated statements of operations, changes in equity and cash flow of the Borrower and its Consolidated Entities for such quarter and for the portion of the Borrower’s fiscal year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower’s previous fiscal year, all in reasonable detail and certified (subject to normal year-end adjustments) as to fairness of presentation in accordance with U.S. GAAP in all material respects and consistency (except for changes concurred in by the Borrower’s independent public accountants) by the Chief Executive Officer, the Chief Financial Officer, ~~Chief Operating Officer,~~ an Assistant Secretary-Treasurer or the Controller of the Borrower;

(ii)as soon as practicable and in any event within the earlier of (i) two Domestic Business Days after filing with the Securities and Exchange Commission and (ii) 120 days after the close of each fiscal year of the Borrower, as at the end of and for the fiscal year just closed, consolidated balance sheets of the Borrower and its Consolidated Entities and the related consolidated statements of operations, changes in equity and cash flow for such fiscal year for the Borrower and its Consolidated Entities, all in reasonable detail and certified (without any qualification as to the scope of the audit) by KPMG LLP or other independent public accountants of nationally recognized standing selected by the Borrower, who shall have audited the books and accounts of the Borrower for such fiscal year;

(iii)with reasonable promptness, copies of all regular and periodical reports (including Current Reports on Form 8-K) filed with, or furnished to, the Securities and Exchange Commission;

(iv)promptly after the public announcement of, or promptly after receiving a written notice of, a change (whether an increase or decrease) in any rating issued by either S&P or Moody’s, solely to the extent that the Borrower is then under an existing contract with such agency for the provision of ratings information pertaining to any securities of, or guaranteed by, the Borrower or any of its Subsidiaries or affiliates, a notice setting forth such change; and

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as Co-Documentation Agent and as a Bank

By:	/s/ Robert MacFarlane
Name: Robert MacFarlane
Title: Director

Signature Page to 2019 Facility

AGENT SCHEDULE

Institution	Title

Mizuho Bank, Ltd.	Administrative Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	Co-Documentation Agent
The Bank of Nova Scotia	Co-Documentation Agent
Royal Bank of Canada	Co-Documentation Agent

Agent Schedule

EXISTING COMMITMENT SCHEDULE

Institution	Commitment Prior to the ~~Second~~Third Amendment Effective Date	Loans Outstanding on the ~~Second~~Third Amendment Effective Date
Bank
Mizuho Bank Ltd.	$187,500,000.00	$0
Royal Bank of Canada	$187,500,000.00	$0
The Bank of Nova Scotia	$187,500,000.00	$0
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$187,500,000.00	$0
JPMorgan Chase Bank, N.A.	$180,000,000.00	$0
PNC Bank, National Association	$150,000,000.00	$0
US Bank National Association	$125,000,000.00	$0
SunTrust Bank	$125,000,000.00	$0
Regions Bank	$75,000,000.00	$0
KeyBank National Association	$70,000,000.00	$0
~~Industrial and Commercial Bank of China Limited, New York Branch~~	~~$40,000,000.00~~	~~$0~~
Apple Bank for Savings	$17,500,000.00	$0
Total	$1,532,500,000.00	$0

Existing Commitment Schedule

COMMITMENT SCHEDULE

Commitment Schedule

Bank	Commitment
Mizuho Bank Ltd.	$~~187,500,000.00~~175, 000,000.00
Royal Bank of Canada	$~~187,500,000.00~~175, 000,000.00
The Bank of Nova Scotia	$~~187,500,000.00~~175, 000,000.00
MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.)	$~~187,500,000.00~~175, 000,000.00
JPMorgan Chase Bank, N.A.	$~~180,000,000.00~~175, 000,000.00
PNC Bank, National Association	$150,000,000.00
US Bank National Association	$125,000,000.00
SunTrust Bank	$125,000,000.00
Regions Bank	$75,000,000.00
KeyBank National Association	$70,000,000.00
Apple Bank for Savings	$~~17,500,000.00~~20, 000,000.00

Total:	$~~1,4 92,500,000.00~~ 1,440,000.00

Commitment Schedule

EXHIBIT A
FORM OF NOTE
New York, New York                                    [DATE]
For value received, National Rural Utilities Cooperative Finance Corporation, a not-for-profit cooperative association incorporated under the laws of the District of Columbia (the “Borrower”), promises to pay to the order of [] (the “Bank”), for the account of its Applicable Lending Office, the principal sum of $[_________ ($________), or, if less, the aggregate unpaid principal amount of each Loan and L/C Borrowing made by the Bank to the Borrower pursuant to the Revolving Credit Agreement referred to below on the Maturity Date with respect to such Loan or L/C Borrowing. The Borrower promises to pay interest on the unpaid principal amount of each such Loan and L/C Borrowing on the dates and at the rate or rates provided for in the Revolving Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Mizuho Bank, Ltd., 1251 Avenue of the Americas, New York, New York 10020, Attn: Cole Darrington, Email: lau_agent@mizuhocbus.com.
All Loans and L/C Borrowings made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Revolving Credit Agreement.
This note is one of the Notes referred to in that certain Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as the same may be amended, supplemented or otherwise modified, from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”). Terms defined in the Revolving Credit Agreement are used herein with the same meanings. Reference is made to the Revolving Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof. This Note shall be governed by and construed in accordance with the laws of the State of New York.
NATIONAL RURAL UTILITIES

EXHIBIT C

A-1

EXHIBIT D
FORM OF MONEY MARKET QUOTE REQUEST
[Date]
To:    Mizuho Bank, Ltd. (the “Administrative Agent”)
From: National Rural Utilities Cooperative Finance Corporation (the “Borrower”

Re:
Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as amended, supplemented, or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof the “Revolving Credit Agreement”)

We hereby give notice pursuant to Section 2.03 of the Revolving Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):
Date of Borrowing: __________________
Principal Amount1            Interest Period2
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Terms used herein have the meanings assigned to them in the Revolving Credit Agreement.
NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By: _________________________
1Amount must be $10,000,000 or a larger multiple of $1,000,000.
2Any number of whole months (but not less than one month) (LIBOR Auction) or not less than 30 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.
C-1

EXHIBIT C

FORM OF INVITATION FOR MONEY MARKET QUOTES
[Date]
To:    [Name of Bank]

Re:	Invitation for Money Market Quotes to the National Rural Utilities Cooperative Finance Corporation (the “Borrower”)

Pursuant to Section 2.03 of the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents (as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof, the “Revolving Credit Agreement”):
Date of Borrowing: _________________
Principal Amount            Interest Period
$
Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Please respond to this invitation by no later than 9:30 A.M. (New York City time) on [date].
MIZUHO BANK, LTD.
By:
Name:
Title: Authorized Officer

D-1

[provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $___________.]**
We understand and agree that the offer[s] set forth above [is][are] subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015, among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada as Co-Documentation Agents, as amended, supplemented or otherwise modified from time to time, in each case, pursuant to the terms and conditions thereof.
Very truly yours, [NAME OF BANK]
By: ________________________
Name:
Title: Authorized Officer
Dated: _______________

E-2

EXHIBIT G
~~OPINION OF GENERAL COUNSEL OF THE BORROWER~~

November ~~[ ]~~28, ~~2017~~2018
To the Administrative Agent and each of the Banks party
to the Revolving Credit Agreement referred to below
c/o Mizuho Bank, Ltd.
1251 Avenue of the Americas
New York, New York 10020
Ladies and Gentlemen:

Reference is hereby made to (i) that certain Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended by the Amendments (defined below), the “Extended Agreement”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents, (ii) that certain Amendment No. 1 dated as of November 18, 2016 (“Amendment No. 1”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents and (iii) that certain Amendment No. ~~2~~3 dated as of November ~~20~~28, ~~2017~~2018 (“Amendment No. ~~2~~3” and together with Amendment No. 1 and Amendment No. 2, the “Amendments”), by and among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia, and Royal Bank of Canada, as Co-Documentation Agents. I, Roberta B. Aronson, General Counsel of the National Rural Utilities Cooperative Finance Corporation (the “Borrower”), am delivering this opinion at the request of the Borrower pursuant to Section 7(b) of Amendment No. ~~2~~3. Terms defined in the Extended Agreement are used herein as therein defined.
I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. This opinion is limited to the laws of the District of Columbia.
Upon the basis of the foregoing, I am of the opinion that:
F-1

EXHIBIT G
ASSIGNMENT AND ASSUMPTION AGREEMENT
AGREEMENT dated as of    , 20__ among [ASSIGNOR] (the
“Assignor”), [ASSIGNEE] (the “Assignee”), NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (the “Borrower”) and MIZUHO BANK, LTD., as Administrative Agent (the “Agent”).
W I T N E S S E T H
WHEREAS, this Assignment and Assumption Agreement (the “Agreement”) relates to the Amended and Restated Revolving Credit Agreement, dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, in each case pursuant to the terms and conditions thereof, (the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank (the “Agent”), and JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans and/or make or participate in L/C Obligations to the Borrower in an aggregate principal amount at any time outstanding not to exceed $_________;
WHEREAS, Committed Loans and L/C Obligations made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of
$    are outstanding at the date hereof; and
WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its
Commitment thereunder in an amount equal to $    (the “Assigned Amount”), together with a corresponding portion of its outstanding Committed Loans and/or L/C Obligations, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.
SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from

EXHIBIT G

G-1

EXHIBIT H-1

[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Bank Parties That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of
Section 881(c)(3)(A) of the Code, (iii) it is not a member of Borrower, it does not exercise voting power over Borrower and is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in
Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF BANK PARTY]
By: _______________________________
Name:

H-1-1

EXHIBIT H-2

[FORM OF]

U.S. TAX CERTIFICATE
(For Non-U.S. Bank Parties That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a member of Borrower, exercise voting power over Borrower or otherwise is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

H-2-1

EXHIBIT H-3

[FORM OF]

U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal
Income Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.

Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank in writing and (2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]
By: ______________________________
Name:
Title:
Date:     , 20[ ]

H-3-1

EXHIBIT H-4

[FORM OF]
U.S. TAX CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income
Tax Purposes)
Reference is hereby made to the Amended and Restated Revolving Credit Agreement dated as of November 19, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Banks listed on the signature pages thereof, Mizuho Bank, Ltd., as Administrative Agent and Initial Issuing Bank, JPMorgan Chase Bank, N.A., as Syndication Agent, and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), The Bank of Nova Scotia and Royal Bank of Canada, as Co-Documentation Agents.
Pursuant to the provisions of Section 2.16 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) the interest payments in question are not effectively connected with the undersigned’s or its partners/members’ conduct of a U.S. trade or business.
The undersigned has furnished its participating Bank with IRS
Form W-8IMY accompanied by an IRS Form W-8BEN from each of its partners/members claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Bank and
(2) the undersigned shall have at all times furnished such Bank with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[NAME OF PARTICIPANT]

H-4-1